UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 9, 2025
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 2, 2025, Gerald W. Shields, former Chief Executive Officer and the only non-independent director of the Board of Directors ("Board") of Citizens, Inc. (the “Company”), submitted a written resignation from the Board contingent upon the Board accepting such resignation and selecting an effective date. On April 9, 2025, the Board met and agreed to accept his resignation and on April 10, 2025 resolved that the effective date will be April 15, 2025.

As a non-independent director, Mr. Shields does not serve on any standing committees. He did not refuse to stand for re-election to the Board nor resign because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

104    Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Sheryl Kinlaw
Chief Legal Officer
Date: April 11, 2025